Exhibit 99.1

RESTRICTED & CONFIDENTIAL

CONTACTS:
Tapestry, Inc.
Media:
Andrea Shaw Resnick
Chief Communications Officer
212/629-2618
aresnick@tapestry.com
Analysts and Investors:
Christina Colone
Global Head of Investor Relations
212/946-7252
ccolone@tapestry.com
Kelsey Mueller
212/946-8183
Director of Investor Relations
kmueller@tapestry.com

TAPESTRY, INC. ANNOUNCES CLOSING OF SENIOR UNSECURED NOTES OFFERINGS

•	Highlights Continued Progress Towards Closing the Previously Announced Acquisition of Capri Holdings Limited

•	Completed Acquisition Financing with $7.5 Billion of Senior Unsecured Notes and Delayed Draw Term Loans

•	Achieved All-In Debt Interest Rate of 6.5% for Senior Notes, Term Loans, and Existing Tapestry Debt, Consistent with Expectations

•	Financing Strategy Positioned to Enable Rapid Debt Paydown, Underscoring the Company’s Confidence in Achieving its Stated Leverage Target and Commitment to a Solid Investment Grade Rating

New York, November 27, 2023 – Tapestry, Inc. (NYSE: TPR) (the “Company”), a house of iconic accessories and lifestyle brands consisting of Coach, Kate Spade, and Stuart Weitzman, announced the closing of its $4.5 billion USD senior unsecured notes and its €1.5 billion Euro-denominated senior unsecured notes offerings. Together with Tapestry’s existing $1.4 billion of delayed draw term loans, excess cash, and anticipated future cash flow, the Company has fully funded its planned $7.5 billion in debt financing and is well-positioned to close the previously announced acquisition of Capri Holdings Limited, once closing conditions have been satisfied.

10 HUDSON YARDS, NEW YORK, NY 10001 TELEPHONE 212 594 1850  FAX 212 594 1682  WWW.TAPESTRY.COM

Tapestry, Inc.’s Chief Financial Officer and Chief Operating Officer, Scott Roe, said, “We are pleased to announce the completion of our financing transaction, highlighting Tapestry’s progress towards closing the previously announced acquisition of Capri Holdings Limited.  To this end, we raised $6.1 billion in senior notes, garnering high-quality fixed income investors globally, and securing an all-in debt interest rate, including Tapestry’s existing debt, of 6.5%, in-line with our original expectations. Importantly, our financing strategy supports rapid debt paydown, consistent with our commitment to maintaining a solid investment grade rating.”

“Looking forward, we remain excited by the opportunity to expand our house of powerful brands, driving enhanced earnings power and free cash flow generation.  This combination is transformational and we are confident in our ability to execute, positioning Tapestry as a leader in innovation, talent development, and shareholder returns for years to come.”

Financing Highlights

The Company secured permanent financing in both the USD and EUR markets, underscoring Tapestry’s continued progress towards closing the pending acquisition of Capri Holdings Limited:

•	Secured $6.1 billion in notes financing, consisting of a combination of US Dollar and Euro-denominated senior unsecured notes;

•
Garnered high-quality interest, resulting in offerings that were significantly oversubscribed across both the USD and EUR tranches with an orderbook that included hundreds of global fixed income investors;

•
Achieved all-in debt interest rate of 6.5%, including Tapestry’s existing debt, consistent with the Company’s original expectations, and continuing to support double-digit EPS accretion on an adjusted basis and consistent cash flow generation;

•	Terminated the Company’s $6.6 billion bridge facility with the proceeds of the senior notes issuance and cash on hand;

•
Advanced the Company’s financing strategy that supports rapid debt paydown, including prepayable term loan debt, in order to achieve its stated target of a gross leverage ratio below 2.5x Debt/ adjusted EBITDA within 24 months post-close given the combined entity’s strong cash flow generation.

Summary of Offering and Tapestry, Inc. Debt Outstanding

USD Offering
Description	Amount	Rate	Maturity
2025 USD Notes	$500,000,000	7.050%	November 27, 2025
2026 USD Notes	$750,000,000	7.000%	November 27, 2026
2028 USD Notes	$1,000,000,000	7.350%	November 27, 2028
2030 USD Notes	$1,000,000,000	7.700%	November 27, 2030
2033 USD Notes	$1,250,000,000	7.850%	November 27, 2033

EUR Offering
Description	Amount	Rate	Maturity
2025 EUR Notes	€500,000,000	5.350%	November 27, 2025
2027 EUR Notes	€500,000,000	5.375%	November 27, 2027
2031 EUR Notes	€500,000,000	5.875%	November 27, 2031

Delay Draw Term Loans
Description	Amount	Rate	Maturity
3-Yr Term Loan	$1,050,000,000	SOFR+CSA+125.0 bps	3 years post funding
5-Yr Term Loan	$350,000,000	SOFR+CSA+137.5 bps	5 years post funding

Lead Book Running Managers

BofA Securities, Morgan Stanley and J.P. Morgan acted as joint lead book-running managers for the senior unsecured notes offerings.

About Tapestry, Inc.

Our global house of brands unites the magic of Coach, kate spade new york and Stuart Weitzman. Each of our brands are unique and independent, while sharing a commitment to innovation and authenticity defined by distinctive products and differentiated customer experiences across channels and geographies. We use our collective strengths to move our customers and empower our communities, to make the fashion industry more sustainable, and to build a company that’s equitable, inclusive, and diverse. Individually, our brands are iconic. Together, we can stretch what’s possible. The Company’s common stock is traded on the New York Stock Exchange under the symbol TPR.

This press release may contain certain “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act and Section 21E of the Exchange Act, and are based on management’s current expectations, that involve risks and uncertainties that could cause our actual results to differ materially from our current expectations. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “may,” “can,” “continue,” “project,” “should,” “expect,” “confidence,” “goals,” “trends,” “anticipate,” “intend,” “estimate,” “on track,” “future,” “well positioned to,” “plan,” “potential,” “position,” “believe,” “seek,” “see,” “will,” “would,” “target,” “support,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Such statements involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, our results could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. We assume no obligation to revise or update any such forward-looking statements for any reason, except as required by law. Our actual results could differ materially from the results contemplated by these forward-looking statements and are subject to a number of risks, uncertainties, estimates and assumptions that may cause actual results to differ materially from current expectations due to a number of factors, including, but not limited to: the impact of economic conditions, recession and inflationary measures; the impact of the coronavirus pandemic; our exposure to international risks, including currency fluctuations and changes in economic or political conditions in the markets where we sell or source our products; our ability to retain the value of our brands and to respond to changing fashion and retail trends in a timely manner, including our ability to execute on our e-commerce and digital strategies; our ability to successfully implement the initiatives under our 2025 growth strategy; the effect of existing and new competition in the marketplace; our ability to control costs; the effect of seasonal and quarterly fluctuations on our sales or operating results; the risk of cyber security threats and privacy or data security breaches; our ability to protect against infringement of our trademarks and other proprietary rights; the impact of tax and other legislation; the risks associated with potential changes to international trade agreements and the imposition of additional duties on importing our products; our ability to achieve intended benefits, cost savings and synergies from acquisitions, including our proposed acquisition of Capri Holdings Limited; the impact of pending and potential future legal proceedings; and the risks associated with climate change and other corporate responsibility issues.

These factors are not necessarily all of the factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. A detailed discussion of significant risk factors that have the potential to cause our actual results to differ materially from our expectations is described in “Risk Factors” on in Part I, Item 1A of the 2023 Form 10-K, which we have filed with the SEC and is incorporated by reference herein, and in future filings with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

 Adjusted EBITDA referenced above is calculated as Net Income, excluding, Interest expense, Provision for income taxes, Depreciation and amortization, Cloud computing amortization costs, Shared-based compensation and Items affecting comparability including Acquisition and Integration costs.

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